UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2003

SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Arkansas	1-8246	71-0205415
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Item 7.(c)

Exhibits

            (99.1) Transcripts of presentation to shareholders during the 2003 Annual Shareholders Meeting at the Wyndham Greenspoint in Houston, Texas dated May 14, 2003.

            (99.2) Slide presentation accompanying the May 14, 2003 presentation to shareholders during the 2003 Annual Shareholders Meeting at the Wyndham Greenspoint in Houston, Texas.

Item 9.

Regulation FD Disclosures

            On May 14, 2003, Harold M. Korell, President and Chief Executive Officer for Southwestern Energy Company, made a presentation to the shareholders at the 2003 Annual Shareholder's Meeting. The transcripts of this presentation and accompanying slide show are furnished herewith as Exhibits 99.1 and 99.2, respectively.

            Southwestern Energy Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibits 99.1 and 99.2 to this report.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

DATE:	May 14, 2003	BY:	/s/ GREG D. KERLEY
Greg D. Kerley
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Transcripts of presentation to shareholders during the 2003 Annual Shareholders Meeting at the Wyndham Greenspoint in Houston, Texas dated May 14, 2003.

99.2	Slide presentation accompanying the May 14, 2003 presentation to shareholders during the 2003 Annual Shareholders Meeting at the Wyndham Greenspoint in Houston, Texas.